MERIDIAN FUND
                                                 January 22, 1996

To Our Shareholders:

The Meridian Fund's net asset value per share at December 29, 1995, was $29.90. This represents an increase of 22.43% for the calendar year. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 409.79% and 15.34%, respectively. The Fund's assets at the close of the quarter were invested 26.3% in cash and cash equivalents and 73.7% in stocks. Total net assets were $374,935,096 and there were 16,707 shareholders.

Stocks experienced a strong year in 1995. Low interest rates, low inflation, strong corporate profits and the prospect of deficit reduction propelled most of the popular averages into record territory. The S&P 500 advanced 34 percent, its best performance since 1958. The NASDAQ gained 40 percent, the Russell 2000 26 percent and the Value Line 19 percent. There were no major bumps or corrections along the way. The year will be remembered for the strong performance of technology stocks, especially those related to semiconductors and the Internet. It was a difficult year for many retail stocks. Merchandisers of women's apparel were particularly hard hit.

Bonds had an exceptional year also in 1995. The thirty year treasury bond began the year at 7.9 percent and closed the year at 5.95 percent, its lowest yield since October, 1993. The Dow Jones Bond Index finished the year at 105.3, up from 93.6 a year ago, reflecting the lower rates.

The economy grew at a steady, if not spectacular pace during 1995. The current expansion will move into its sixth year this spring and we expect continued but modest growth during 1996 with stable interest rates and moderate rates of inflation. Consumer credit is somewhat high, but other than that there are no major excesses or areas of concern that we see at this time. Inventories are in line, plant expansion is modest and major corporations continue to streamline and cut costs to become more competitive, both domestically and internationally. Most important, the low level of inflation gives the Federal Reserve room to cut interest rates should the economy weaken. It's difficult to imagine a recession in 1996, given the economic landscape as described above and the fact that it's a presidential election year.

We currently have approximately 25 percent of our portfolio in cash. This is higher than we would like. The economic backdrop is favorable and there are many good companies with excellent prospects. The problem is valuation, especially with the rapidly growing companies with strong market positions. Netscape, for example, is a well publicized Internet company which most analysts believe has excellent prospects. The company posted revenues of roughly $40 million for the past four quarters and is expected to earn approximately $.35 for calendar 1996. The market capitalization is approximately $6 billion. At its current price of $160, Netscape's market value is over 150 times revenues and its price earnings ratio 450 times estimated earnings. Netscape, in our view, will not be a good investment during the next three to five-year period -- at least from this price level. This may be an extreme example, but there are numerous other small and medium sized growth stocks today that are over valued and will prove to be poor investments over the next several years.

We will continue to research and monitor the best positioned small and medium sized growth stocks. We will make purchases when our analysis indicates that a company's valuation is reasonable. The price of the shares must offer an acceptable return based on the company's growth prospects during the next three to five years.

We recently purchased shares in Xilinx. Xilinx is the leading producer of Field Programmable Logic Devices (FPLDs) with 50 percent market share. FPLDs are semiconductors that can be programmed to provide custom functions, fast time to market, low inventory costs and easy design changes. Fifty percent of the company's sales go to the rapidly growing telecommunications and networking markets which are expected to grow in excess of 20 percent for the next several years. Xilinx's shares recently declined from $55 per share to under $30 due to a modest slowdown in orders. We believe that this slowdown does not alter this well-managed company's long-term prospects. The shares now sell at approximately 20 times 1996 earnings estimate and, in our opinion, offer the opportunity for substantial capital appreciation.

We welcome those new shareholders who joined the Meridian Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                       Sincerely,

                                       /s/ Richard F. Aster, Jr.
                                       Richard F. Aster, Jr.

                                       President

SCHEDULE OF INVESTMENTS AND NET ASSETS
DECEMBER 29, 1995
================================================================================

                                                                 Shares         Value
                                                                 -------     ------------
     COMMON AND PREFERRED STOCK - 73.7%
       BANKING AND FINANCE - 3.0%
          Bancorp Hawaii, Inc. ................................  215,000       $7,713,125
          Mercury Finance Company..............................  282,000        3,736,500
       CELLULAR COMMUNICATIONS - 12.3%
          AirTouch Communications, Inc. .......................  358,000       10,113,500
          Cellular Communications, Inc. - Series A.............  208,083       10,352,129
          Cellular Communications, Inc. - Preferred............    8,117          403,821
          MFS Communications Company, Inc. ....................   98,000        5,218,500
          Paging Network, Inc. ................................  474,000       11,553,750
          Vanguard Cellular Systems, Inc. .....................  419,000        8,484,750
       CONSUMER SERVICES - 10.1%
          H & R Block, Inc. ...................................  214,000        8,667,000
          Service Corp. International..........................  320,000       14,080,000
          Sotheby's Holdings, Inc. (Class A)...................  500,000        7,125,000
          Stewart Enterprises, Inc. ...........................  220,000        8,140,000
       ENERGY - 0.9%
          Belden & Blake Corp. ................................  200,000        3,500,000
       HEALTH SERVICES - 16.5%
          American Medical Response, Inc. .....................  236,000        7,670,000
          Beverly Enterprises, Inc. ...........................  436,000        4,632,500
          Community Health Systems, Inc. ......................  197,000        7,018,125
          Healthsource, Inc. ..................................  325,600       11,721,600
          Neuromedical Systems, Inc. ..........................   83,600        1,682,450
          Quorum Health Group, Inc. ...........................  325,000        7,150,000
          Surgical Care Affiliates, Inc. ......................  325,000       11,050,000
          Vivra, Inc. .........................................  439,500       11,042,438
       INDUSTRIAL SERVICES - 2.6%
          Paychex, Inc. .......................................  195,000        9,725,625
       MEDIA - 1.3%
          British Sky Broadcasting Group plc...................  126,000        4,740,750
       REAL ESTATE INVESTMENT TRUSTS - 6.4%
          Oasis Residential, Inc. .............................  253,000        5,755,750
          Spieker Properties, Inc. ............................  285,000        7,160,625
          Tanger Factory Outlet Centers, Inc. .................  183,000        4,575,000
          The Town and Country Trust...........................  515,000        6,695,000

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

DECEMBER 29, 1995
================================================================================

                                                                 Shares         Value
                                                                 -------     ------------

     COMMON AND PREFERRED STOCK (continued)
       RESTAURANTS - 1.6%
          Buffets, Inc. .......................................  235,000       $3,231,250
          Cracker Barrel Old Country Store.....................  164,000        2,829,000
       RETAIL - 7.8%
          Baby Superstore, Inc. ...............................   93,000        5,301,000
          Bed, Bath and Beyond, Inc. ..........................  290,000       11,255,625
          The Gymboree Corporation.............................  275,000        5,671,875
          Kohl's Corporation...................................  135,000        7,087,500
       TECHNOLOGY - 8.5%
          Adobe Systems, Inc. .................................   70,000        4,340,000
          KEMET Corporation....................................  260,000        6,207,500
          Molex Inc. (Class A).................................  226,250        6,928,906
          National Data Corporation............................  290,000        7,177,500
          Xilinx, Inc. ........................................  235,000        7,167,500
       TRANSPORTATION - 2.5%
          Fritz Companies, Inc. ...............................  230,000        9,545,000
                                                                             ------------
       TOTAL COMMON AND PREFERRED STOCK
          (Identified cost $206,046,465)................................      276,450,594
     U.S. GOVERNMENT OBLIGATIONS
       (Identified cost $93,759,415) - 25.2%
       U.S. Treasury Bills @
          5.45% to 5.47% due 01/11/96 thru 02/22/96.....................       94,514,721
                                                                             ------------
       TOTAL INVESTMENTS (Identified Cost $299,805,880).................      370,965,315
     CASH AND RECEIVABLES LESS LIABILITIES - 1.1%.......................        3,969,781
                                                                             ------------
     TOTAL NET ASSETS - 100%............................................     $374,935,096
                                                                             ============
     Shares of capital stock outstanding................................       12,538,329
                                                                             ============
     Net asset value per share..........................................           $29.90
                                                                             ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 29, 1995
================================================================================

     ASSETS
       Investments (Cost $299,805,880)....................................   $370,965,315
       Cash and cash equivalents..........................................      4,769,649
       Receivables
          Interest........................................................          4,832
          Dividends.......................................................        192,394
          Receivable for securities sold..................................              0
          Subscriptions receivable........................................        429,188
       Prepaid expenses...................................................         16,053
                                                                              -----------
          TOTAL ASSETS....................................................    376,377,431
                                                                              -----------
     LIABILITIES
       Payables
          Redemptions payable.............................................        496,533
          Payable for securities purchased................................              0
          Distributions payable...........................................        625,013
          Investment advisory fee.........................................        229,402
       Accrued expenses...................................................         91,387
                                                                             ------------
          TOTAL LIABILITIES...............................................      1,442,335
                                                                             ------------
     TOTAL NET ASSETS.....................................................   $374,935,096
                                                                             ============
     Shares of capital stock outstanding, par value $.01,
       25,000,000 shares authorized.......................................     12,538,329
                                                                             ============
     Net asset value per share (offering and redemption price)............         $29.90
                                                                             ============
     Net assets consist of:
       Paid in capital....................................................   $304,230,933
       Accumulated net realized gain......................................        254,882
       Net unrealized appreciation on investments.........................     70,459,875
       Accumulated undistributed net investment income (loss).............        (10,595)
                                                                             ------------
                                                                             $374,935,096
                                                                             ============

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 29, 1995
================================================================================

     INVESTMENT INCOME
       Dividend income......................................    $1,259,410
       Interest income......................................     2,388,364
                                                               -----------
            Total investment income.........................                    $3,647,774
     EXPENSES
       Investment advisory fees.............................     1,388,304
       Transfer agent fees..................................       168,600
       Registration and filing fees.........................        52,659
       Custodian fees.......................................        45,500
       Administrative fees..................................        33,870
       Reports to shareholders..............................        24,570
       Auditing fee.........................................        14,130
       Insurance............................................        10,336
       Legal................................................         4,550
       Directors' fees and expenses.........................         3,094
       Taxes................................................           806
       Miscellaneous........................................             0
                                                               -----------
            Total expenses..................................                     1,746,419
                                                                               -----------
       Net investment income................................                     1,901,355
     NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gain on investments.....................    12,873,452
       Net increase in unrealized appreciation on
          investments.......................................    27,056,849
                                                               -----------
       Net realized and unrealized gains on investments.....                    39,930,301
                                                                               -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $41,831,656
                                                                               ===========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                               Period Ended       Year Ended
                                                            December 29, 1995    June 30, 1995
                                                            ------------------   -------------
     OPERATIONS
     Net investment income...............................        $1,901,355         $3,092,054
     Net realized (loss) gains on investments............        12,873,452         (6,008,265)
     Net increase in unrealized appreciation of
       investments.......................................        27,056,849         43,840,917
                                                                 ----------          ---------
       Net increase (decrease) from operations...........        41,831,656         40,924,706
     DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income...............................        (3,746,711)        (1,719,823)
     Net realized gains from investments.................        (6,610,808)        (6,374,831)
                                                                 ----------          ---------
       Total distributions...............................       (10,357,519)        (8,094,654)
                                                                 ----------          ---------
     CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of stock.........................        43,092,399        133,877,678
     Reinvestment of distributions.......................         9,581,672          7,557,313
     Less: redemptions...................................       (37,366,365)       (45,303,065)
                                                                 ----------          ---------
       Increase resulting from
          capital share transactions.....................        15,307,706         96,131,926
                                                                 ----------          ---------
     Total increase in net assets........................        46,781,843        128,961,978
     NET ASSETS
     Beginning of period.................................       328,153,253        199,191,275
                                                                 ----------          ---------
     End of period (includes undistributed net investment
       income of -$10,594.54 and $1,834,761,
       respectively).....................................      $374,935,096       $328,153,253
                                                                 ==========          =========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
================================================================================

                 For the
                six months
                  ended                                       For the fiscal year ended June 30,
               December 29,   ---------------------------------------------------------------------------------------------------
                   1995         1995       1994      1993      1992      1991      1990      1989      1988      1987      1986 >
               ------------   --------   --------   -------   -------   -------   -------   -------   -------   -------   -------
Net Asset
Value - Beginning
 of Period.....     $27.29      $24.27     $23.87    $18.97    $17.24    $17.71    $15.93    $13.65    $15.29    $17.02    $11.83
                 --------     --------   --------   -------   -------   -------   -------    ------   -------   -------   -------
Income from
Investment
---------------
 Operations
 --------
Net Investment
 Income
 (loss)........       0.16        0.27       0.09     (0.01)     0.07      0.20      0.06      0.41     (0.11)     0.02      0.05
Net Gains or
 Losses on
 Securities
 (both realized
 and
 unrealized)...       3.30        3.63       0.76      5.51      3.45      0.49      2.84      1.87     (0.29)    (0.52)     5.24
                 --------     --------   --------   -------   -------   -------   -------    ------   -------   -------   -------
Total From
 Investment
 Operations....       3.46        3.90       0.85      5.50      3.52      0.69      2.90      2.28     (0.40)    (0.50)     5.29
                 --------     --------   --------   -------   -------   -------   -------    ------   -------   -------   -------
Less
Distributions
-------------
Dividends from
 net investment
 income........      (0.31)      (0.18)     (0.02)    (0.04)    (0.09)    (0.12)    (0.48)     0.00     (0.02)    (0.07)    (0.10)
Distributions
 from
 capital
 gains.........      (0.54)      (0.70)     (0.43)    (0.56)    (1.70)    (1.04)    (0.64)     0.00     (1.22)    (1.16)     0.00
                 --------     --------   --------   -------   -------   -------   -------    ------   -------   -------   -------
Total
Distributions...      (0.85)     (0.88)     (0.45)    (0.60)    (1.79)    (1.16)    (1.12)     0.00     (1.24)    (1.23)    (0.10)
                 --------     --------   --------   -------   -------   -------   -------    ------   -------   -------   -------
Net Asset
 Value - End
 of Period.....     $29.90      $27.29     $24.27    $23.87    $18.97    $17.24    $17.71    $15.93    $13.65    $15.29    $17.02
                 ========     ========   ========   =======   =======   =======   =======    ======   =======   =======   =======
Total Return...     12.69%      16.44%      3.48%    29.50%    21.00%     5.62%    19.71%    16.70%    (2.99%)   (2.57%)   45.09%
                 ========     ========   ========   =======   =======   =======   =======    ======   =======   =======   =======
Ratios/Supplemental
Data
---------------
Net Assets, End
 of Period (in
 thousands)....   $374,935    $328,153   $199,191   $78,581   $18,363   $12,350   $11,058    $9,598   $10,706   $18,701   $18,458
Ratio of
 Expenses to
 Average Net
 Assets             0.99%*       1.06%      1.22%     1.47%     1.75%     1.68%     2.08%     2.01%+    1.85%+    1.72%     1.91%
Ratio of Net
 Investment
 Income to
 Average Net
 Assets........      1.08%*      1.18%      0.38%    (0.01%)    0.24%     0.98%     0.14%     2.83%+    (.59%)+   0.15%     0.80%
Portfolio
Turnover
Rate...........        23%*        29%        43%       61%       61%       85%       66%       62%       58%       88%       75%
+     Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund.
*     Figures are annualized.
>     As of January 1, 1986, the Fund retained as its investment adviser Aster Capital Management, Inc. The managers and employees of Aster Capital Management, Inc. are the same as those of Aster Investment Management Co., Inc., adviser to the Fund from its inception to December 31, 1985.

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 29, 1995
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The following is a summary of significant accounting policies:

   a. SECURITY VALUATIONS: Investments are stated at market value based on latest quoted prices. Short-term securities with maturity dates of 60 days or less are valued at amortized cost (premiums and discounts are amortized on a straight-line basis) which has been determined by the Fund's Board of Directors to represent fair value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $299,805,880, the aggregate gross unrealized appreciation is $75,864,756 and the aggregate gross unrealized depreciation is $5,404,881 resulting in net unrealized appreciation of $70,459,875.

   c. SECURITY TRANSACTIONS: As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series based on the guidelines established by the Board of Directors.

   f. CAPITAL ACCOUNTS: In accordance with recently approved accounting pronouncements, the Fund has recorded several reclassification in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of July 1, 1993, the Fund has reclassified $87,859 from undistributed net investment income to additional paid-in capital. This reclassification is primarily attributable to net operating losses which can not be carried forward under Federal tax rules.

2. RELATED PARTIES: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for calendar 1996. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital.

FOR THE PERIOD ENDED DECEMBER 29, 1995
================================================================================

3. ADVISORY FEE AND EXPENSE LIMITATION: The investment adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Although state requirements may change, the most stringent state expense limitations currently require the Investment Adviser to reimburse the Fund for operating expenses incurred in any fiscal year which exceed 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of the remaining average net assets. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment.

4. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended December 29, 1995, were as follows:

                                                             Shares
                                                           ----------
        Shares sold                                         1,472,461
        Shares issued on reinvestment of distributions        322,056
                                                               ------
                                                            1,794,517
        Shares redeemed                                    (1,279,082)
                                                               ------
        Net increase                                          515,435
                                                               ======

5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Fund who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund stock plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund for the period ended December 29, 1995 was $1,000.

6.  INVESTMENTS:

   a. COST OF INVESTMENTS: The cost of investments purchased, excluding short-term securities, and the proceeds from sales of investments for the period ended December 29, 1995 were $30,350,252 and $42,824,786 respectively.

   b. INCOME PRODUCING INVESTMENTS: At December 29, 1995, those investments in securities which produce investment income (cash dividends) are Adobe Systems, Inc., Bancorp Hawaii, Inc., British Sky Broadcasting plc, Cracker Barrell Old Country Store, Fritz Companies, Inc., H & R Block, Inc., Healthsource Inc., KEMET Corporation, Mercury Finance, Molex Inc. (Class A), National Data Corporation, Oasis Residential Inc., Paging Network, Inc., Paychex, Inc., Service Corporation International, Sotheby's Holdings, Inc., Spieker Properties Inc., Stewart Enterprises, Inc., Surgical Care Affiliates, Tanger Factory Outlet Centers, Inc., The Town and Country Trust, and Vivra Inc. All other investments in securities are non-income producing.

                     [This page intentionally left blank.]

                                                     MERIDIAN FUND
================================================================================

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL P. MORK

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                            FUND/PLAN SERVICES, INC.
                           Conshohocken, Pennsylvania
                                 (800) 446-6662
                                    Counsel
                              MORRISON & FOERSTER
                           San Francisco, California
                                    Auditors
                                PRICE WATERHOUSE
                           San Francisco, California

                               SEMI ANNUAL REPORT
                                     [LOGO]

                                              (R)

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                               DECEMBER 29, 1995